Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Airspan Networks, Inc. (the “Company”) for the period ending June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Stonestrom, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ERIC STONESTROM
Eric Stonestrom Chief Executive Officer August 13, 2003

A signed original of this statements required by Section 906 has been provided to Airspan Networks, Inc. and will be retained by Airspan Networks, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.